UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21044

UM Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers
Multi-Strategy Fund
Semi-Annual Report
June 30, 2007

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, which is filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund
Semi-Annual Report
June 30, 2007

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an in vestor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund
President’s Letter (Unaudited)
Semi-Annual Report	July 6, 2007

Dear Shareholder:

We are pleased to present this semi-annual report for the Undiscovered Managers Multi-Strategy Fund for the six months ended June 30, 2007. Inside you’ll find information detailing the performance of the Fund, along with a report from the portfolio managers.

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 – not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

  Quote
  “Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Undiscovered Managers Multi-Strategy Fund
President’s Letter, continued (Unaudited)
Semi-Annual Report	July 6, 2007

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%-4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

Undiscovered Managers Multi-Strategy Fund (Semi-Annual)
Portfolio Performance Review (Unaudited)
June 30, 2007

Q. How did the Fund perform?

The Undiscovered Managers Multi-Strategy Fund, which seeks to achieve capital appreciation with low volatility relative to the broad equity markets, returned 4.90% for the six months ended June 30, 2007.* These returns were generated with a standard deviation of 1.53% and a beta of 0.12 compared to the S&P 500 Index**, the Fund’s benchmark. During the period, the Fund underperformed the S&P 500 Index, which returned 6.96%.

Q. Why did the Fund perform this way?

A. The Fund is not managed to correlate with the S&P 500 Index. The Fund has an extended market outlook that seeks to generate returns comparable to long-term historical returns of equities with less volatility. Thus, the Fund may underperform the S&P 500 Index in any one year (typically when there is a major upswing in the market).

Short equity was the Fund’s primary detractor from returns in the period. Down 3.00%, this sector subtracted 38 basis points (bps) of performance from the Fund. Fundamentally, we believe our basket of “short managers” is sound and we are staying the course. Given the strong equity markets for the period, there is an expectation that the short-biased managers would report negative performance.

The long/short general strategy, which returned 10.55% for the period, contributed an overall 2.18% to the Fund. Of note, all six managers in this sector posted positive gains year-to-date. The group’s strongest performance came from a concentrated long/short deep-value player whose longer-term positions in broadband and steel, and a small play in energy, worked well, returning over 22% in the period.

The long/short sector-specific strategy was also positive in the period, adding 1.95% to the Fund. Specifically, these managers in the Fund returned a collective 7.74% for the period. Gains in this area were led by our shipping-focused manager that returned more than 17.0% and added almost 70 bps to the Fund’s return. The key contributors to the manager’s performance came from its shipbuilding allocations. Noteworthy gains were also seen in our exposure to both utility- and energy-focused managers. In the long/short sector space, notable detractors in the period came from our biotech and consumer-focused funds. One biotech manager was incorrect in its prediction that certain clinical trials would have more successful reports than was the case, causing some market losses. We continue to believe in the manager’s investment analysis approach and process, and are remaining invested. In the consumer space, one manager was affected by weakness in the consumer sector as a whole, which was hit rather significantly (primarily restaurants and non-durables) in the wake of the weakness in the sub-prime lending market.

Long/short international managers returned 7.89% and contributed 1.30% to the Fund for the period. Five of the six managers invested in this strategy returned positive results through June.

The largest contributor in the sector was one of our long/short Asian managers that delivered nearly 21% and added almost 50 bps to the Fund. The manager was net long in Korea and benefited from the upward momentum of the Korean market. Among the international managers, one fund had a negative return, resulting in a loss of less than 50 bps. This loss predominantly came from the

Undiscovered Managers Multi-Strategy Fund (Semi-Annual)
Portfolio Performance Review, continued (Unaudited)
June 30, 2007

manager’s Japanese exposure, reflecting moves in the Japan markets, including the JASDAQ and the Tokyo Exchange’s Mothers Indexes being down approximately 4.8% and 17.0%, respectively.

Event-driven managers contributed materially to Fund performance, returning 5.97% and adding 84 bps in the period. The best performer in this space came from an event-driven manager that made gains in bank debt, trade claims and real estate securities. Specific situations worked well for the manager, so the Fund was able to profit from short-biased positioning on the U.S. sub-prime mortgage lending market. In the event-driven space, some managers who were long credit and high yield suffered some losses in their portfolios as credit spreads widened late in the period, following fears of contagion of weakness in the sub-prime lending market. Also, some managers with a portion of their portfolios in merger arbitrage had losses from positions designed to benefit from the completion of leverage buyout (LBO) deals. As the credit markets weakened late in the period, investors questioned whether deals that turn on financing (e.g., LBOs) would actually see that financing funded.

Our sole allocation in the short-credit space returned 5.92% for the period, gaining from the general widening of the credit markets. The managers’ gains came primarily from the allocations in high yield and their shorting of homebuilders.

Q. How was the Fund managed?

Allocations in the long/short international sector have continued to increase. Over the past 12 months, we have continued to find compelling managers in the space and still believe that the operating environment for many long/short international managers is steadily improving. Based on this information, we have continued to increase our allocation in the sector – moving from a 13% weighting at the end of June 30, 2006, to a weighting of 17% at June 30, 2007.

Management of the Fund

As of June 30,2007, the Fund had the following sector weightings (as a % of total investments):

Long/Short U.S. equities	55%
Event-Driven – distressed and multi-strategy	14%
Short-Oriented equities	12%
Long/Short International	17%
Short Credit	2%

* The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

** “S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Fund.

Undiscovered Managers Multi-Strategy Fund
Portfolio Charactertistics (Unaudited)
June 30, 2007

Fund Facts
Fund Inception	February 28, 2002
Fiscal Year End	December 31
Net Assets as of 06/30/2007 (in thousands)	$271,494

Investment Vehicles by Strategy Type (% of Investments)
Short - 14.2%
Event Driven - Distressed 9.8%
Event Driven - Multi Strategy 3.9%
Long/Short - Europe 3.6%
Long/Short - Sector 31.1%
Long/Short - General 20.4%
Long/Short US -General 4.2%
Long/Short - Japan 1.5%
Long/Short - International 5.1%
Long/Short - Global 6.2%

Undiscovered Managers Multi-Strategy Fund
Portfolio Characteristics, continued (Unaudited)
June 30, 2007

	Average Annual Total Returns as of June 30, 2007
	1 Year	5 Years	Since Inception
Undiscovered Managers Multi-Strategy Fund	8.97%	6.38%	5.82%

The quoted performance is past performance and not a guarantee of future returns. An absolute return strategy involves risk and is subject to fluctuation. For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum. The past performance of any investment, investment strategy or investment style is not indicative of future performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reinvestment of dividends and capital gains. For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call 1-800-245-5834. Please read carefully before investing or sending money.

The Fund commenced operations on February 28, 2002.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, S&P 500 Index, Lehman Brothers Aggregate Bond Index, Merrill Lynch 1-3 Year Treasury Funds Index and HFRI Fund of Funds Composite Index from February 28, 2002 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Merrill Lynch 1-3 Year Treasury Funds Index is an unmanaged index which measures short-term bond performance. The HFRI Fund of Funds Composite Index measures the performance of the broad market of funds of funds open to in vestors. Investors cannot invest directly in an index.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not otherwise be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund
Schedule of Portfolio Investments
As of June 30, 2007

	Liquidity	Security Description	Value
Long-Term Investments -- 97.6%
Investment Vehicles -- 97.6% (f) (i)
Event Driven - Distressed -- 9.6%
	Quarterly	Contrarian Capital Fund I, LP	$ 11,168,451
	Quarterly	DDJ October Fund Onshore Feeder, LP	5,499,176
	Quarterly	Mast Credit Opportunities I, LP	9,470,454
			26,138,081
Event Driven - Multi Strategy -- 3.8%
	Quarterly	Canyon Value Realization Fund (Cayman), Ltd.	10,269,206
Long/Short - Europe -- 3.5%
	Quarterly	Concentric European Fund, Ltd.	9,570,226

Long/Short - General -- 19.9%
	Quarterly	Bonanza Partners, LP	10,666,682
	Quarterly	Defiance Asset Management Fund, LP	10,694,487
	Annually	Lafayette Street Fund, LP	12,526,753
	Quarterly	The J-K Navigator Fund, LP *	12,436,335
	Quarterly	The SC Fundamental Value Fund, LP	7,631,404
			53,955,661
Long/Short - Global -- 6.0%
	Quarterly	Enso Global Equities Partnership, LP *	8,727,873
	Quarterly	Glenrock Global Partners (QP), LP	7,666,678
			16,394,551
Long/Short - International -- 5.0%
	Monthly	Asian Era Sub Fund I*	6,299,063
	Quarterly	NE Asia Value Onshore Partners, LP	7,135,879
			13,434,942
Long/Short - Japan -- 1.4%
	Quarterly	Standard Pacific Japan Fund, LP	3,897,986

Long/Short US - General -- 4.1%
	Quarterly	Longbow Infrastructure, LP *	4,735,345
	Monthly	Sprott Capital, LP *	6,311,432
			11,046,777
Long/Short - Sector -- 30.4%
	Quarterly	BP Capital Energy Equity Fund, LP	11,612,017
	Quarterly	Connective Capital I (QP), LP	8,506,420
	Quarterly	CRM Windridge Partners, LP *	7,893,844
	Quarterly	DAFNA Fund, LLC, Series C *	6,038,742
	Monthly	Ecofin Global Utilities Hedge Fund, LP	8,472,766
	Quarterly	Longbow Partners, LP	5,353,912
	Quarterly	MPM BioEquities Fund, LP	6,853,825
	Monthly	Oceanic Hedge Fund	11,452,030
	Quarterly	Vardon Continuum Fund, LP	9,235,234
	Quarterly	Ventana Partners II, LP	7,152,268
			82,571,058
Short -- 13.9%
	Daily	AdvantHedge Fund, LP	1,386,898
	Quarterly	Arcas Fund II, LP	3,249,788
	Quarterly	Contra Strategic Short Fund, LP	5,081,744
	Quarterly	Dialectic Antithesis Partners, LP	6,770,238
	Quarterly	Kingsford Capital Partners, LP	6,548,946
	Quarterly	SC Opportunity Fund, LP **	6,773,378
	Quarterly	Senium Fund, LP *	2,757,027
	Quarterly	Standard Pacific Credit Opportunities Fund, LP	5,076,907
			37,644,926

Total Investments -- 97.6% (Cost $196,989,191)			264,923,414
Other Assets in Excess of Liabilities -- 2.4%			6,570,498
NET ASSETS -- 100.0%			$271,493,912

Percentages indicated are based on net assets.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Schedule of Portfolio Investments (continued)
As of June 30, 2007

ABBREVIATIONS:

(f)	Fair valued investments.
(i)	Securities have been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

*	All or a portion of this investment is subject to a lockup provision ranging up to 1 year.
**	A portion of this investment is subject to a lockup provision of 2 years.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Assets and Liabilities
As of June 30, 2007

ASSETS:
Investments in Investment Vehicles, at fair value	$ 264,923,414
Cash	22,840,134
Receivables:
Investment Vehicles sold	7,965,812
Total assets	295,729,360

LIABILITIES:
Payables:
Fund shares redeemed	23,722,140
Accrued liabilities:
Investment advisory fees	299,292
Administration fees	87,393
Custodian and accounting fees	2,584
Trustees’ and Chief Compliance Officer’s fees	1,205
Other	122,834
Total liabilities	24,235,448

Net Assets	$ 271,493,912

NET ASSETS:
Paid in capital	$ 238,253,143
Accumulated undistributed (distributions in excess of) net investment income	(4,033,384)
Accumulated net realized gains (losses) from investments	(30,660,070)
Net unrealized appreciation (depreciation) from investments	67,934,223

Total Net Assets	$ 271,493,912

Outstanding units of beneficial interest (shares) ($0.001 par value;
unlimited number of shares authorized):	9,119,155

Net asset value, offering and redemption price per share	$ 29.77

Cost of investments	$ 196,989,191

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Operations
For the Six Months Ended June 30, 2007

INVESTMENT INCOME:
Interest income	$ 1,853

EXPENSES:
Investment advisory fees	1,775,420
Administration fees	518,418
Custodian and accounting fees	6,105
Professional fees	71,824
Trustees’ and Chief Compliance Officer’s fees	2,305
Printing and mailing costs	14,795
Transfer agent fees	38,822
Other	27,919
Total expenses	2,455,608
Less earnings credits	(4,295)
Net expenses	2,451,313

Net investment income (loss)	(2,449,460)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(129,880)
Change in net unrealized appreciation (depreciation) of investments	16,257,299
Net realized/unrealized gains (losses)	16,127,419

Change in net assets resulting from operations	$ 13,677,959

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statements of Changes in Net Assets
For the Periods Indicated

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ (2,449,460)	$ (4,832,998)
Net realized gain (loss) on investments	(129,880)	8,023,090
Change in net unrealized appreciation (depreciation) of investments	16,257,299	16,060,971
Change in net assets resulting from operations	13,677,959	19,251,063

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	-	(2,054,585)
From net realized gains	-	(17,004,898)
Total distributions to shareholders	-	(19,059,483)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,804,004	58,911,841
Dividends reinvested	-	17,184,559
Cost of shares redeemed	(39,043,857)	(56,234,168)
Change in net assets from capital transactions	(24,239,853)	19,862,232

NET ASSETS:
Change in net assets	(10,561,894)	20,053,812
Beginning of period	282,055,806	262,001,994
End of period	$ 271,493,912	$ 282,055,806
Accumulated undistributed (distributions in excess of) net investment
income	$(4,033,384)	$ (1,583,924)

SHARE TRANSACTIONS:
Issued	506,250	2,021,704
Reinvested	-	605,513
Redeemed	(1,325,912)	(1,941,708)
Change in shares	(819,662)	685,509

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Cash Flows
For the six months ended June 30, 2007

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$ 1,853
Operating expenses paid	(2,807,412)
Purchases of Investment Vehicles	(16,000,000)
Proceeds from disposition of Investment Vehicles	38,819,835
Net cash provided by operating activities	20,014,276

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from shares issued	14,804,004
Payments of shares repurchased and redeemed	(29,542,748)
Dividend and capital gain distributions paid	(1,874,924)
Net cash used for financing activities	(16,613,668)
Net increase in cash	3,400,608
Cash at beginning of period	19,439,526
Cash at end of period	$ 22,840,134

Reconciliation of change in net assets resulting from operations to net cash provided (used) by operating activities:
Change in net assets resulting from operations	$ 13,677,959
Decrease in market value of investments	8,555,996
Increase in receivable for Investment Vehicles sold	(1,863,580)
Decrease in accrued liabilities	(356,099)
Total Adjustments	6,336,317
Net cash provided by operating activities	$ 20,014,276

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Financial Highlights
For the Periods Indicated

		Years Ended
PER SHARE OPERATING PERFORMANCE:	Six Months Ended June 30, 2007	December 31, 2006	December 31, 2005	December 31, 2004		December 31, 2003		February 28, 2002 (a) Through December 31, 2002
Net asset value, beginning of period	$28.38	$28.31	$27.36	$26.98		$24.62		$25.00
Income from investment operations:
Net investment income (loss)	(0.28)	(0.48)	(0.46)	(0.48	)(f)	(0.35)		(0.30)
Net realized and unrealized gains (losses) on investments	1.67	2.51	2.19	1.48		2.92		(0.01)
Total from investment operations	1.39	2.03	1.73	1.00		2.57		(0.31)
Less distributions:
Distributions from net investment income	-	(0.21)	-	-		-		-
Distributions from capital gains	-	(1.75)	(0.73)	(0.62)		(0.21)		(0.07)
Distributions from tax return of capital	-	-	(0.05)	-	(g)	-		-
	-	(1.96)	(0.78)	(0.62)		(0.21)		(0.07)

Net asset value, end of period	$29.77	$28.38	$28.31	$27.36		$26.98		$24.62
TOTAL RETURN (b) (c)	4.90%	7.18%	6.33%	3.72%		10.44%		(1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$271,494	$282,056	$262,002	$234,902		$131,858		$53,145

RATIOS TO AVERAGE NET ASSETS: (d) (e)
Net expenses	1.72%	1.74%	1.71%	1.81%		2.12	%(h)	3.36	%(i)
Net investment income (loss)	(1.72)	(1.73)	(1.71)	(1.80)		(2.11	)(h)	(3.34	)(i)
Expenses without waivers, reimbursements and earnings credits	1.72	1.74	1.71	1.81		2.12	(h)	3.63	(i)
PORTFOLIO TURNOVER RATE (b)	6	31	36	18		12		-

(a)	Commencement of operations.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Annualized for periods less than one year.
(e)	Expenses of Investment Vehicles are not included in the expense ratios.
(f)	Calculated based upon average number of shares outstanding.
(g)	Amount rounds to less than $0.01
(h)	Includes amortization of offering costs of 0.05%.
(i)	Includes amortization of offering and organizational costs of 0.93%.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements
June 30, 2007

1. Organization

UM Investment Trust (“UMIT”) (the “Trust”) was organized on November 12, 2001, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust. The Fund commenced operations on February 28, 2002.

The objective of the Fund is to achieve capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the "Investment Vehicles") that are advised by a variety of investment management firms. The Fund primarily invests in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust’s officers from time to time. Investments in Investment Vehicles are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation, net of any performance fees. As a general matter, the fair value of the Fund’s interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as any relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments of the Fund with a value of $264,923,414, which is approximately 100.0% of the Fund’s investments at June 30, 2007, have been fair valued and are illiquid and restricted as to resale or transfer.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
June 30, 2007

B. Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective). Gains and losses are calculated on the specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized appreciation or depreciation in the Statement of Operations.

C. Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to the Fund’s investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such entity’s expenses and would also be subject to its share of the management and performance fees, if any, charged by such entity. The Fund’s share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the advisor and is not reflected as Fund expenses.

As of June 30, 2007, the Fund had investments in thirty-five Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 10% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment. The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D. Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

E. Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net in vestment income and net realized capital gains is determined in accordance with Federal n i come tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular ju risdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
June 30, 2007

the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax la ws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee

Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Trust’s Board of Trustees (the “Board”). For such services, the Advisor is paid a fee. The fee is accrued and paid monthly at an annual rate of 1.25% of average monthly net assets. The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

The Fund’s investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC (the “Sub-advisor” or "Cadogan"), under the general oversight of the Advisor and the Board. On December 29, 2006, Fortis Investment Management USA, Inc. (“Fortis”) purchased 70% of the limited liability company interests of Cadogan (the “Acquisition”). At the time, Cadogan was the Fund’s Sub-advisor, pursuant to a subadvisory agreement entered into by the Advisor with Cadogan (the "Former Subadvisory Agreement").

On November 15, 2006, the Trustees, including a majority of the disinterested Trustees, approved an interim subadvisory agreement between JPMIM and Cadogan (“Interim Subadvisory Agreement") effective December 29, 2006. The Interim Subadvisory Agreement was substantially the same as the Former Subadvisory Agreement. On February 14, 2007, the Board of Trustees of the Trust, including a majority of the disinterested Trustees, approved a new subadvisory agreement between the Advisor and Cadogan, which was then approved by shareholders on May 2, 2007 (“New Subadvisory Agreement”). The New Subadvisory Agreement with Cadogan is substantially the same as the Former and Interim Subadvisory Agreements.

Under the terms of the Interim Subadvisory Agreement and New Subadvisory Agreement, the Advisor pays the Sub-advisor a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund. The Advisor monitors and evaluates the Sub-advisor to help assure that it is managing the Fund in a manner consistent with the Fund’s investment objective and restrictions and applicable laws and guidelines.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
June 30, 2007

B. Administration Fee

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Placement Agent

JPMorgan Distribution Services Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Fund’s placement agent. The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund’s private placement of shares.

The Placement Agent receives no compensation for its services.

D. Custodian and Accounting Fees

JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and fund accounting services for the Fund. The amount paid directly to JPMCB by the Fund for custody and accounting services is included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

E. Other

Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s Fees in the Statement of Operations.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$16,000,000	$40,813,295

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
June 30, 2007

5. Federal Income Tax Matters

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$196,989,191	$72,428,662	$4,494,439	$67,934,223

6. Shareholder Transactions

No shareholder will have the right to require the Fund to redeem Shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

Dividends and capital gain distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Fund’s net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

7. Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may invest the Fund’s assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Investment Vehicles that are not registered under the 1940 Act and in vest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, in cluding risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
June 30, 2007

The Investment Vehicles provide for periodic redemptions ranging from daily to annually with lo ck-up provisions of up to two years from initial investment.

8. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of lo ss to be remote.

The Fund is subject to the risk that should it decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

Report of Independent Registered Public Accounting Firm

To the Trustees of UM Investment Trust and Shareholders of
Undiscovered Managers Multi-Strategy Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi-Strategy Fund (hereafter referred to as the "Fund") at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented (except for the financial highlights for the period ended December 31, 2002), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of n i vestments with the investment vehicles at June 30, 2007, provide a reasonable basis for our opinion. The financial highlights for the period ended December 31, 2002 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on the financial statements containing those financial highlights.

As explained in Note 2, the financial statements include investments valued at $264,923,414 (97.6% of the Fund’s net assets) at June 30, 2007, the values of which have been estimated by the Investment Advisor in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the in vestments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

Undiscovered Managers Multi-Strategy Fund
Trustees (Unaudited)
June 30, 2007

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling

Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972- 2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971-1988).	140	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	140	Director, Cardinal Health, Inc (CAH) (1994-present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	140	Director, Albert Einstein School of Medicine (1998- present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director, Lincoln Center Institute for the Arts in Education (1999- present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	140	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since	Self-employed business consultant (2001-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-	140	None.

Undiscovered Managers Multi-Strategy Fund
Trustees, continued (Unaudited)
June 30, 2007

Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

1994.	2002); President, DCI Marketing, Inc. (1992-2000).

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	140	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	140	Director, Radio Shack Corporation (electronics) (1987-present); Director, The National Football Foundation and College Hall of Fame (1994-present); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	140	Director, American University ni Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003- present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995- present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Chief Investment Officer, Wabash College (2004-present); self- employed consultant (2000- present); Director of Investments, Eli Lilly and Company (1988-1999).	140	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994- present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	140	None.

Undiscovered Managers Multi-Strategy Fund
Trustees, continued (Unaudited)
June 30, 2007

Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989- 1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	140	Director, Glenview Trust Company, LLC (2001- present); Trustee, St. Catherine College (1998- present); Trustee, Bellarmine University (2000-present); Director, Springfield- Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the n i vestment advisor of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Undiscovered Managers Multi-Strategy Fund
Officers (Unaudited)
June 30, 2007

Name (Year of Birth),
Positions Held with
the Fund	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President since 2005	Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*	Director and Vice President, JPMorgan Distribu tion Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. in 2001.

Stephen M. Benham (1959), Secretary since 2005	Vice Presiden t and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer since 2005*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005	Vice President and Anti Money Laundering Compliance Offic er for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Undiscovered Managers Multi-Strategy Fund
Officers, continued (Unaudited)
June 30, 2007

Name (Year of Birth),
Positions Held with
the Fund	Principal Occupations During Past 5 Years

Elizabeth A. Davin (1964), Assistant Secretary since 2005*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assis tant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O’Brien (1957), Assistant Secretary since 2005 **	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

Undiscovered Managers Multi-Strategy Fund
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees and other Fund expenses (not including expenses from underlying Investment Vehicles). The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Fund at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of in vesting in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were in cluded, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value,	January 1, 2007 to	Annualized
	January 1, 2007	June 30, 2007	June 30, 2007*	Expense Ratio

Actual	$1,000.00	$1,049.00	$8.74	1.72%
Hypothetical	1,000.00	1,016.27	8.60	1.72

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Undiscovered Managers Multi-Strategy Fund
Special Meeting of Shareholders
June 30, 2007

A Special Meeting of Shareholders of the Fund was held at 245 Park Avenue, New York, New York 10167, on May 2, 2007 at 10:00 a.m. Eastern Time, for the following purpose:

To approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Fund’s investment advisor, and Cadogan Management, LLC.

Shareholders of the Fund approved a new subadvisory agreement by the following votes:

For	5,020,995
Against	31,636
Abstain	52,855

Board Approval of New Subadvisory Agreement

At a meeting held on February 14, 2007, the Board, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Proposed Subadvisory Agreement or any of their affiliates, unanimously approved the New Subadvisory Agreement, and voted to present the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Board believes that the terms and conditions of the New Subadvisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.

Prior to voting, the Trustees reviewed the New Subadvisory Agreement with representatives of JPMIM and with counsels to the Trust and the independent Trustees. The Trustees also discussed the proposed approval in executive session with independent counsel at which no representatives of JPMIM were present.

In considering the New Subadvisory Agreement, the Trustees were mindful of information and materials presented to them in June and August of 2006 with respect to the annual review of Cadogan’s Subadvisory Agreement. That information and those materials allowed the Trustees to evaluate the experience of Cadogan’s key personnel in portfolio management, the quality of services Cadogan is expected to provide to the Fund, and the compensation proposed to be paid to Cadogan. The Trustees also met with representatives of Cadogan to discuss the impact of the Acquisition at its meeting held on November 15, 2006. At the February 14, 2007 meeting, representatives of JPMIM also detailed for the Board its recent review of Cadogan and the expected impact of the Acquisition on Cadogan’s operations.

The Board made specific note of the following: 1) Cadogan currently serves as Sub-advisor to the Fund, 2) it is expected that the current portfolio management team will continue to manage the assets of the Fund, 3) the subadvisory fee payable to Cadogan under the New Subadvisory Agreement will be identical to the subadvisory fee payable to Cadogan pursuant to the Former Subadvisory Agreements and 4) the Board had reapproved the Former Subadvisory Agreement on August 9, 2006 following the annual contract review.

At the February 14, 2007 meeting, the Trustees received and considered information relating to the Acquisition and the role of current Cadogan personnel under the New Subadvisory Agreement and noted that the role of such personnel would be identical. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this approval. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by Cadogan to the Fund gained from their experience as Trustees of that Fund. In addition, they considered the overall reputation and capabilities of Cadogan and its affiliates, their overall confidence in Cadogan’s integrity and Cadogan’s responsiveness to concerns raised by them. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the in vestment advisory services provided to the Fund by Cadogan.

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings and at the June and August 2006 Board meetings relating to the annual contract review. The Board noted in its August 2006 continuance of Cadogan’s Subadvisory Agreement that the performance for the one year and three year periods of the Fund had been within a reasonable range with that of its benchmark index at that time and that no new information was available that would change its previous conclusion.

The Board noted that at its meeting on August 9, 2006, it had considered the profitability of the Fund to JPMIM, potential “fall-out” or ancillary benefits received by JPMIM and its affiliates as a result of their relationship with the Fund, the need for breakpoints in the advisory fee, the amount of the advisory fee paid to JPMIM relative to JPMIM’s other clients and the amount of the subadvisory fee. In considering the subadvisory fee paid to Cadogan under the New subadvisory Agreement, the Trustees noted that the subadvisory fee would be identical to the fee imposed under the Former Subadvisory Agreements. In addition, the Board noted that the subadvisory fees are paid by JPMIM out of its advisory fee and that because of this the profitability of the Fund to Cadogan, the need for breakpoints in the Subadivsory fee and the amount of the subadvisory fee relative to Cadogan’s other clients were not material factors in the Board’s deliberations with respect to the New Subadvisory Agreement. After considering and reviewing JPMIM’s recent review of Cadogan and the impact of the Acquisition on Cadogan, the Board determined that the Acquisition did not change the conclusions that it had made at its August 9, 2006 meeting with regard to such factors.

Based on the foregoing, the Board, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the New Subadvisory Agreement or any of their affiliates, concluded that the approval of the New Subadvisory Agreement is in the best in terests of the Fund and its shareholders.

For More Information:

Investment Advisor
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Placement Agent
JPMorgan Distribution Services, Inc.
245 Park Avenue
New York, New York 10167

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

SAN-UM-0607

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to a semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

September 7, 2007